Exhibit 99.1

NEWS RELEASE

EQT NAMES PRESIDENT STEVEN SCHLOTTERBECK TO SUCCEED DAVID PORGES AS CEO IN 2017

Porges to Retire as CEO, Remain Chairman of EQT’s Board of Directors

PITTSBURGH, PA (October 27, 2016) — EQT Corporation (NYSE: EQT), today, announced that Steven T. Schlotterbeck, EQT’s current President will succeed David L. Porges as Chief Executive Officer when Porges retires from that position in the first quarter of 2017, following the filing of the Company’s 10-K. Porges will remain as Chairman of EQT’s Board of Directors for one year following his retirement as CEO.

A similar leadership transition will also occur for EQT Midstream Partners, LP (NYSE: EQM) and EQT GP Holdings, LP (NYSE: EQGP), where Porges has served as CEO of the two companies. Upon Porges’ retirement, Schlotterbeck will become CEO of both EQT Midstream Partners and EQT GP Holdings.

“The EQT Board of Directors and I have established a seamless succession plan, which has gone very smoothly thanks in large part to the way in which Steve has steadily embraced increasing levels of responsibility at EQT,” said Porges. “The past several years have been transformational for EQT, and Steve has been integral in positioning the Company for continued success.  He has emerged as a highly valued and respected leader across the Company, which has made this transition and its timing possible. I’m confident the companies will be in good hands for many years to come.”

In December 2015, Schlotterbeck was named President of EQT Corporation, while also serving as President, Exploration and Production. Before that, he was appointed Executive Vice President of EQT in 2013. He became Senior Vice President of EQT; and President, Exploration and Production in 2010. Schlotterbeck has been a member of the Board for EQT GP Holdings since its formation in 2015.

Schlotterbeck joined EQT in 2000, holding various engineering and management positions until 2008, when he was promoted to the positions of Vice President of EQT; and President, Production.

“It is an honor to be chosen to succeed Dave Porges as the CEO of EQT Corporation,” said Schlotterbeck. “Dave has led our Company through times of tremendous opportunity and his financial prudence has positioned EQT to endure one of the industry’s most challenging periods of cyclical uncertainty. Dave’s insight and vision have enabled EQT to emerge from this period even stronger and more prepared to seize the opportunities that lie ahead.

NEWS RELEASE

“I am humbled by the opportunity to lead EQT’s outstanding group of hardworking, innovative employees as we enter a new chapter in our Company’s successful history. With our unique business model, I am confident that the combination of our outstanding upstream and midstream assets, together with strong financial management and operational nimbleness will enable us to continue creating and delivering value to our shareholders.”

For the past several years, Porges concentrated his endeavors on EQT’s financial strategy — with a focus on creating and driving additional value. Two new public entities were created, EQT Midstream Partners and EQT GP Holdings; several transactions were initiated, including asset dropdowns, the selling of non-core assets and acquiring of assets within EQT’s core business operations; and the midstream infrastructure platform was bolstered through organic growth projects.

“Given my financial background, it was probably a decent fit for me to lead EQT during a period of financial restructuring. We are now entering the next phase of EQT’s strategy that will focus on enhancing our position as an industry leader in the drilling, production and transportation of natural gas, as well as maintaining our strong financial platform and leading cost structure,” stated Porges. “Fortunately, EQT has the right person in Steve Schlotterbeck to lead the Company through the next chapter of its continued and successful evolution.”

Porges has served as EQT Corporation’s CEO since April 2010. He was named Chairman of the Board of Directors in 2011, where he has been a member since 2002. Before that, he was promoted to President and Chief Operating Officer in 2007.

Porges joined EQT in 1998 as Senior Vice President and Chief Financial Officer, and was promoted to Executive Vice President in 2000.  In 2005, he was named Vice Chairman and Executive Vice President, Finance and Administration.

About EQT Corporation:

EQT Corporation is an integrated energy company with emphasis on Appalachian area natural gas production, gathering, and transmission. With more than 125 years of experience, EQT continues to be a leader in the use of advanced horizontal drilling technology — designed to minimize the potential impact of drilling-related activities and reduce the overall environmental footprint. Through safe and responsible operations, the Company is committed to meeting the country’s growing demand for clean-burning energy, while continuing to provide a rewarding workplace and enrich the communities where its employees live and work. EQT also owns a 90% limited partner interest in EQT GP Holdings, LP.  EQT GP Holdings, LP owns the general partner interest, all of the incentive distribution rights, and a portion of the limited partner interests in EQT Midstream Partners, LP.

Visit EQT Corporation at www.EQT.com.

NEWS RELEASE

About EQT Midstream Partners:

EQT Midstream Partners, LP is a growth-oriented limited partnership formed by EQT Corporation to own, operate, acquire, and develop midstream assets in the Appalachian Basin. The Partnership provides midstream services to EQT Corporation and third-party companies through its strategically located transmission, storage, and gathering systems that service the Marcellus and Utica regions. The partnership owns approximately 950 miles of FERC-regulated interstate pipelines; and also owns approximately 1,800 miles of high- and low-pressure gathering lines.

Visit EQT Midstream Partners, LP at www.eqtmidstreampartners.com.

About EQT GP Holdings:

EQT GP Holdings, LP is a limited partnership that owns the general partner interest, all of the incentive distribution rights, and a portion of the limited partner interests in EQT Midstream Partners, LP.  EQT Corporation owns a 90% limited partner interest in EQT GP Holdings, LP.

Visit EQT GP Holdings, LP at www.eqtmidstreampartners.com.

Cautionary Statement

Disclosures in this news release contain certain forward-looking statements within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended, and Section 27A of the Securities Act of 1933, as amended. Statements that do not relate strictly to historical or current facts are forward-looking. Without limiting the generality of the foregoing, forward-looking statements contained in this news release specifically include the expectations of management transition plans of the Company and its subsidiaries, including EQT Midstream Partners, LP and EQT GP Holdings, LP. These forward-looking statements involve risks and uncertainties that could cause actual results to differ materially from projected results. Accordingly, investors should not place undue reliance on forward-looking statements as a prediction of actual results. The Company has based these forward-looking statements on current expectations and assumptions about future events. While the Company considers these expectations and assumptions to be reasonable, they are inherently subject to significant business, economic, and other risks and uncertainties, many of which are difficult to predict and beyond the Company’s control. The risks and uncertainties that may affect the operations, performance and results of the Company’s business and forward-looking statements include, but are not limited to, those set forth under Item 1A, “Risk Factors,” of the Form 10-K for the year ended December 31, 2015 for each of EQT, EQT Midstream Partners and EQT GP Holdings, as updated by any subsequent Form 10-Qs.

Any forward-looking statement speaks only as of the date on which such statement is made and the Company does not intend to correct or update any forward-looking statement, whether as a result of new information, future events or otherwise.

EQT analyst inquiries please contact:

Patrick Kane — Chief Investor Relations Officer

412.553.7833

pkane@eqt.com

EQT Midstream Partners / EQT GP Holdings analyst inquiries please contact:

Nate Tetlow — Investor Relations Director

412.553.5834

ntetlow@eqt.com

Media inquiries please contact:

Natalie Cox — Corporate Director, Communications

412.395.3941

ncox@eqt.com

Source:  EQT Corporation; EQT Midstream Partners; EQT GP Holdings